                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21636

               First Trust/Aberdeen Global Opportunity Income Fund (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

(FIRST TRUST LOGO)

                                  SEMI-ANNUAL
                                     REPORT

                            FOR THE SIX MONTHS ENDED
                                 JUNE 30, 2010

                                   (GRAPHIC)

                              FIRST TRUST/ABERDEEN
                               GLOBAL OPPORTUNITY
                                  INCOME FUND

(ABERDEEN LOGO)
ASSET MANAGEMENT

TABLE OF CONTENTS

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2010

Shareholder Letter .......................................................    1
At A Glance ..............................................................    2
Portfolio Commentary .....................................................    3
Portfolio of Investments .................................................    6
Schedule of Forward Foreign Currency Contracts. ..........................   11
Statement of Assets and Liabilities ......................................   12
Statement of Operations ..................................................   13
Statements of Changes in Net Assets. .....................................   14
Statement of Cash Flows ..................................................   15
Financial Highlights .....................................................   16
Notes to Financial Statements ............................................   17
Additional Information. ..................................................   24

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market value of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

SHAREHOLDER LETTER

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2010

Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust/Aberdeen Global Opportunity Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. The past eighteen months have been challenging, but successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the six months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust offers a variety of products that can fit many financial plans to help those investors who are seeking long-term financial success. You may want to talk to your advisor about the other investments we offer that might fit your financial plan.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of First Trust/Aberdeen Global Opportunity Income Fund

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
"AT A GLANCE"
AS OF JUNE 30, 2010 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                        FAM
Common Share Price                                              $      16.05
Common Share Net Asset Value ("NAV")                            $      16.75
Premium (Discount) to NAV                                              (4.18)%
Net Assets Applicable to Common Shares                          $290,784,371
Current Monthly Distribution per Common Share (1)               $      0.130
Current Annualized Distribution per Common Share                $      1.560
Current Distribution Rate on Closing Common Share Price (2)             9.72%
Current Distribution Rate on NAV (2)                                    9.31%

                COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                              (PERFORMANCE GRAPH)

                             Common Share
                                Price                          NAV
                             ------------                     -----
06/30/2009                       13.32                        14.97
07/02/2009                       13.48                        14.88
07/10/2009                       13.25                        14.89
07/17/2009                       13.63                        15.04
07/24/2009                        13.8                        15.25
07/31/2009                          14                        15.51
08/07/2009                       14.02                        15.64
08/14/2009                        14.2                        15.64
08/21/2009                       14.31                         15.8
08/28/2009                       14.68                        15.88
09/04/2009                        14.6                        15.85
09/11/2009                       14.79                        16.11
09/18/2009                       15.25                        16.35
09/25/2009                       15.13                        16.43
10/02/2009                        15.1                        16.41
10/09/2009                       15.85                        16.69
10/16/2009                       15.64                        16.74
10/23/2009                       15.48                        16.69
10/30/2009                       14.96                        16.55
11/06/2009                       15.38                        16.42
11/13/2009                       15.54                        16.64
11/20/2009                        15.7                        16.68
11/27/2009                       16.07                        16.71
12/04/2009                       16.01                        16.56
12/11/2009                       15.93                        16.53
12/18/2009                       15.89                         16.6
12/24/2009                       16.14                        16.57
12/31/2009                       16.03                        16.58
01/08/2010                       16.16                        16.77
01/15/2010                       16.39                        16.82
01/22/2010                       16.42                        16.72
01/29/2010                       16.47                        16.66
02/05/2010                       15.16                        16.44
02/12/2010                       15.44                        16.52
02/19/2010                       15.69                        16.58
02/26/2010                          16                        16.73
03/05/2010                       16.06                        16.85
03/12/2010                       16.17                        17.02
03/19/2010                       15.92                        17.14
03/26/2010                       16.34                        17.08
04/01/2010                       16.32                        17.08
04/09/2010                       16.36                        17.16
04/16/2010                       16.54                         17.3
04/23/2010                       16.89                        17.33
04/30/2010                       16.89                        17.27
05/07/2010                          15                         16.6
05/14/2010                       15.71                        16.82
05/21/2010                       14.76                        16.43
05/28/2010                       15.66                        16.56
06/04/2010                       15.06                        16.35
06/11/2010                       15.62                        16.47
06/18/2010                        15.9                        16.79
06/25/2010                       16.05                        16.85
06/30/2010                       16.05                        16.75

PERFORMANCE

                                                                                      Average Annual Total Return
                                                                                 --------------------------------------
                                                 6 Months Ended   1 Year Ended   5 Years Ended   Inception (11/23/2004)
                                                   6/30/2010        6/30/2010      6/30/2010          to 6/30/2010
                                                 --------------   ------------   -------------   ----------------------
Fund Performance (3)
NAV                                                   5.99%          23.61%          8.31%               8.02%
Market Value                                          5.11%          33.20%          8.48%               6.33%
Index Performance
Blended Benchmark (4)                                 1.66%          10.31%          7.50%               7.10%
Barclays Capital Global Emerging Markets Index        2.73%          17.80%          7.77%               7.95%
Barclays Capital Global Aggregate Index              -0.31%           5.00%          5.03%               4.39%

                                                 % OF TOTAL
TOP 10 HOLDINGS                                  INVESTMENTS
---------------                                 ------------
Asian Development Bank, 5.50%, 02/15/16             4.2%
European Investment Bank, 6.50%, 09/2010/14           3.9
United Kingdom Treasury, 6.25%, 11/25/2010            3.5
Republic of Argentina, 7.00%, 10/03/15              3.1
Province of Manitoba, 6.38%, 09/01/15               3.1
Australian Government, 6.00%, 02/15/17              2.8
Instituto de Credito Oficial, 5.50%, 10/11/12       2.7
United Kingdom Treasury, 6.00%, 12/07/28            2.5
Province of Ontario, 6.25%, 06/16/15                2.3
Queensland Treasury, 6.00%, 10/14/15                2.0
                                                   ----
   Total                                           30.1%
                                                   ====

                     % OF TOTAL
CREDIT QUALITY (6)   INVESTMENTS
------------------   -----------
AAA                     24.7%
AA+                      2.0
AA                       6.6
AA-                      2.3
A+                       0.9
A                        0.6
A-                       2.3
BBB+                     4.4
BBB                      6.1
BBB-                     8.6
BB+                      2.3
BB                      10.0
BB-                      9.3
B+                       3.0
B                       11.0
B-                       4.7
D                        0.8
NR                       0.4
                       -----
   Total               100.0%
                       =====

                       % OF TOTAL
TOP 10 COUNTRIES (5)   INVESTMENTS
--------------------   -----------
Canada                     9.0%
Multinational              8.5
Mexico                     8.4
United Kingdom             7.8
Australia                  7.6
Russia                     6.5
Indonesia                  6.0
Brazil                     5.7
Venzuela                   4.2
Argentina                  3.9
                          ----
   Total                  67.6%
                          ====

                                         % OF TOTAL
INDUSTRY CLASSIFICATION                  INVESTMENTS
-----------------------                  -----------
Government Bonds and Notes                  51.0%
Supranational Banks                          8.5
Regional Authority                           7.4
Commercial Banks                             4.8
Oil, Gas & Consumable Fuels                  3.9
Diversified Financial Services               3.9
Special Purpose Banks                        3.8
Electric Utilities                           3.2
Real Estate Management & Development         2.0
Household Durables                           1.7
Import/Export Bank                           1.7
Diversified Telecommunication Services       1.4
Construction Materials                       1.3
Metals & Mining                              1.0
Road & Rail                                  0.7
Transportation Infrastructure                0.7
Food Products                                0.7
Coal                                         0.6
Beverages                                    0.5
Hotels, Restaurants & Leisure                0.5
Multiline                                    0.5
Healthcare                                   0.2
                                           -----
   Total                                   100.0%
                                           =====

(1) Most recent distribution paid or declared through 6/30/2010. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 6/30/2010. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Blended benchmark consists of the following: Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).

(5) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the investment sub-advisor.

(6) The credit quality information represented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the ratings are averaged.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group"). Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                            PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests.

JOHN MURPHY

PORTFOLIO MANAGER, GLOBAL BONDS

Mr. Murphy joined Aberdeen with the acquisition of the Deutsche Asset Management Group Limited ("Deutsche") fixed-income business in 2005. Mr. Murphy held a similar role at Deutsche, and previously at Morgan Grenfell Asset Management, which he joined in 1984.

BRETT DIMENT

HEAD OF EMERGING MARKET DEBT

Mr. Diment joined Deutsche in 1991 as a member of the fixed-income group and became head of the Emerging Market Debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the Deutsche acquisition in 2005 and is now responsible for the day-to-day management of the Emerging Market Debt team and portfolios.

KEVIN DALY

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Daly joined the Emerging Market Debt team at Aberdeen in April 2007 as a portfolio manager, having spent the previous 10 years at Standard & Poor's in London and Singapore as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings at Standard & Poor's. Mr. Daly was a regular participant on the Global Sovereign Committee, served as a member of the Sovereign Ratings Review Board, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.

EDWIN GUTIERREZ

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Gutierrez has served as an economist specializing in Latin America at LGT Asset Management, and more recently as a portfolio manager specializing in emerging market fixed-income at Invesco Asset Management. He joined Deutsche in 2000 and Aberdeen in 2005.

MAX WOLMAN

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Wolman joined Aberdeen in January 2001 and is portfolio manager on the Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however, he is now responsible for wider emerging debt analysis, including external and corporate issuers. He is a member of the Emerging Market Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

ESTHER CHAN

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Ms. Chan joined Aberdeen in Singapore in 2005 where she started as a corporate credit analyst and trader working across investment-grade and high-yield assets in the region. She has 6 years of experience in the asset class, and now serves as a portfolio manager in Aberdeen London with specialization in analysis, management and trading of external Asian debt and Emerging Market corporates. Prior to joining Aberdeen, Ms. Chan worked as a corporate finance analyst at John Moore, assisting in various deals focused on the debt restructuring in Indonesian firms facing creditor holdout situations, post-Asian crisis.

                                   COMMENTARY

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues its investment objectives by investing in the world bond markets through a diversified portfolio of investment-grade and below investment-grade government and corporate debt securities. There can be no assurance that the Fund's investment objectives will be achieved, and the Fund may not be appropriate for all investors.

MARKET RECAP - DEVELOPED MARKETS

Despite the continued recovery in risk assets, returns on developed bond markets were generally positive in the first quarter of 2010 following a poor fourth quarter 2009 for global bonds, where we saw U.S. 10-year yields up around 50 basis points. There were no moves in official rates in the major economies. The only exception was Australia where rates were increased three times to end the period at 4.5%.

Over the period covered by this report, the focus remained on sovereign risk and Greece in particular. Amidst unprecedented volatility in peripheral Eurozone government bond markets, the European Union ("EU") approved a E110bn bailout package for Greece, co-financed with the International Monetary Fund. The European Central Bank ("ECB") also announced that it would accept Greek government bonds as collateral for its refinancing operations regardless of credit rating. In addition, given rising fears that a liquidity crisis could turn into a major solvency problem, the EU announced a E750bn package to support the liquidity and solvency of any Emerging Market Union ("EMU") member having difficulty accessing the capital markets. On top of these measures, the ECB announced that EMU central banks would be given the authority to purchase EMU sovereign debt as a market support operation.

Against this backdrop, the yield on 10-year U.S. Treasuries fell to below 3% for the first time since April 2009. Elsewhere, with prospects for Federal Reserve tightening pushed even further into the future, the yield on 2-year bonds fell to a record low of 0.60%. German government bonds and United Kingdom gilts also performed well, as they continued to benefit from "safe haven status" with further weakness and volatility in peripheral Eurozone sovereign bond markets.

MARKET RECAP - EMERGING MARKETS

The first half of 2010 can easily be distinguished between two periods of market strength and one period of weakness. Investors continued to remain bullish at the start of the year, adding exposure to emerging fixed-income securities, moving the JPMorgan Emerging Markets Bond Index-Global Diversified ("JPM EMBI Index") from 486 at the start of the year to a high of 512 in April. At the same time, U.S. Treasuries went to 4% from 3.84% at the start of 2010. Towards the end of April, concerns started to build about the ability of some European countries' capability to service their debt, namely Greece, Portugal, Spain and Ireland. Intervention by other more stable European countries, such as Germany and France and the ECB, eventually helped to diffuse the market's concern, but not until the Treasury yield declined to 3% and investors reduced their holdings in emerging market debt. So although the JPM EMBI Index ended up by the end of June at 512 from its low of 486, the spread over U.S. Treasuries continued to widen to 355 as U.S. Treasuries continued to rally to below 3% as the growth outlook faltered and inflation concerns abated. Markets began to price out the chance of the Federal Reserve starting to increase interest rates as the chance of a double-dip recession started to gather greater momentum. Towards the end of the first half of 2010, investors began adding to their emerging market debt exposure as yields and spreads over U.S. Treasuries became more attractive again, causing the JPM EMBI Index to increase in value.

FUND RECAP

The Fund had a net asset value ("NAV") total return(1) of 5.99% and a market value total return(1) of 5.11% for the six months ended June 30, 2010, compared to the blended benchmark total return(2) of 1.66% over the same period. In addition to this blended benchmark, the Fund currently uses other indexes for comparative purposes. The total returns for the six months ended June 30, 2010 for these indexes were as follows: the Barclays Capital Global Emerging Markets Index was 2.73% and the Barclays Capital Global Aggregate Index was -0.31%.

PERFORMANCE ANALYSIS - DEVELOPED MARKETS

Over the first half of 2010, the Fund's developed market portfolio underperformed the Citigroup World Government Bond Index. The Fund's developed markets portfolio returned -1.34% versus -1.04% for the Index. The portfolio's investments were concentrated in markets such as Australia, New Zealand, Canada and the United Kingdom relative to underweight positions in Europe and Japan. The Fund's overweight position in the Australian dollar was the main contributor to underperformance during the first half of 2010.

----------
(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.

(2) The Fund's blended benchmark consists of the following: 40% Citigroup World Government Bond Index; 30% JPMorgan Emerging Markets Bond Index-Global Diversified; and 30% JPMorgan Global Bond Index-Emerging Markets Diversified.

PERFORMANCE ANALYSIS - EMERGING MARKETS

The Fund outperformed its blended benchmark of both hard currency and local bonds and outperformed the individual components. The Fund's overweight position in hard currency bonds and underweight position in local currency bonds contributed positively to the outperformance. The U.S. dollar-denominated currency bonds index (JPM EMBI) had a much higher return than the local currency bond index (JPM GBI): 5.59% compared to 1.39% as the U.S. dollar was one of the top-performing currencies over the period.

The Fund's overweight position in the higher beta credits, such as Ukraine, Argentina and Venezuela, helped the Fund to outperform. In the case of Argentina and Venezuela, although these credits underperformed in the JPMorgan Global Bond Index-Emerging Markets Diversified, the Emerging Markets portion of the Fund's blended benchmark, the Fund's short duration positions compared to its blended benchmark were favorable to the Fund's performance. In other words, security selection created the outperformance for the Fund's portfolio. The Fund also remained overweight in corporate bonds which outperformed many of the sovereign bonds. This was due to higher yields and therefore greater demand for these assets. The Fund's underweight in higher quality Latin American countries (such as Peru and Panama) was a mild detractor from performance.

The local currency component of the Fund outperformed the Fund's blended benchmark index, predominately due to the Fund's underweight holdings in the Eastern Europe countries (such as Hungary and Poland) which both did incredibly poorly due to investors' concerns over the weaker European countries. The Fund lost performance due to its underweight positions in Malaysia and Thailand which were both strong performers for the first half of 2010, due to the decrease in U.S. Treasury yields and the rallying U.S. dollar. Both Thailand and Malaysia domestic yield curves tend to follow the U.S. Treasury yield curve moves, so as U.S. Treasury yields dropped in the first half of 2010, so did Thailand and Malaysia domestic rates. The THB and MYR currencies were also strong over the period as investors had greater confidence in growth rates for these two countries than other emerging countries.

MARKET AND FUND OUTLOOK - EMERGING MARKETS

As concerns shift from Greece and the Eurozone to the slowing growth data in the U.S. and China, we would expect emerging market debt to remain choppy over the short-term. At the same time, we would expect emerging market debt to be a relative outperformer, reflecting the supportive macro outlook and more favorable debt and fiscal outlook compared to the developed world. In this respect, external debt will likely continue to attract investors as a result of extremely low G3 yields. (The G3 is a free trade agreement originally between Colombia, Mexico and Venezuela that has been in effect since January 1995. Since that date, Venezuela has withdrawn from this trade bloc.)

MARKET AND FUND OUTLOOK - DEVELOPED MARKETS

Our general view is that the tightening of fiscal policy across Europe and the decreasing influence of stimulus packages in the U.S., combined with the desire of the Chinese to slow growth (albeit slightly), increases the risk of a double-dip recession. We expect to see slower growth and inflation in the second half of 2010; therefore, we can see no reason why the Federal Reserve, ECB or Bank of England will need to raise rates for at least 12 months. We can also see the possibility that quantitative easing (a monetary policy used by central banks to increase the supply of money in an economy when the bank interest rate, discount rate and/or interbank interest rate are either at, or close to, zero) could be used again and there remains the chance that the ECB could cut rates. We believe the debt dynamics of many non-government bond issuers are more favorable than for many governments.

Global bond yields have fallen significantly in the last couple of months, so the risk of an increase in yields from these extremely low levels on good economic news has increased. However, any back up in yields is likely to encourage investors to buy bonds. We continue to believe that yield curves are likely to flatten.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) (b)
JUNE 30, 2010 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                        STATED       VALUE
   CURRENCY)     DESCRIPTION                                            COUPON   MATURITY   (US DOLLARS)
--------------   ----------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (c) - 119.4%
                 ARGENTINA - 4.6%
     6,626,872   Republic of Argentina (ARS) (d) ....................    5.13%   02/04/18   $ 2,654,143
    13,800,000   Republic of Argentina (USD) ........................    7.00%   10/03/15    10,856,086
                                                                                            -----------
                                                                                             13,510,229
                                                                                            -----------
                 AUSTRALIA - 9.0%%
    11,000,000   Australian Government (AUD) ........................    6.00%   02/15/17     9,829,067
    11,500,000   Instituto de Credito Oficial (AUD) .................    5.50%   10/11/12     9,350,024
     8,100,000   Queensland Treasury (AUD) ..........................    6.00%   10/14/15     7,076,919
                                                                                            -----------
                                                                                             26,256,010
                                                                                            -----------
                 BRAZIL - 6.8%
     5,750,000   Brazil Citigroup (BRL) .............................   15.00%   07/02/10     3,185,596
    11,370,000   Brazil Notas do Tesouro Nacional Series F (BRL) ....   10.00%   01/01/17     5,693,101
     8,380,000   Brazil Notas do Tesouro Nacional Series F (BRL) ....   10.00%   01/01/21     3,993,848
       524,000   Dasa Finance Corp. (USD) ...........................    8.75%   05/29/18       569,850
     1,020,000   Fibria Overseas Finance Ltd. (USD) .................    7.50%   05/04/20     1,040,400
       630,000   Petrobras International Finance Co. (USD) ..........    7.88%   03/15/19       721,980
     2,280,000   Pontis Ltd. (USD) ..................................    6.25%   07/20/10     2,275,451
     2,350,000   Rearden G Holdings Eins GmbH (USD) .................    7.88%   03/30/20     2,384,192
                                                                                            -----------
                                                                                             19,864,418
                                                                                            -----------
                 CANADA - 10.7%
     1,700,000   Canadian Government (CAD) ..........................    5.25%   06/01/13     1,751,277
    10,000,000   Export Development Canada (NZD) ....................    8.13%   11/30/10     6,986,759
     3,650,000   KfW International Finance (CAD) ....................    4.95%   10/14/14     3,742,087
    15,000,000   Province of Manitoba (NZD) .........................    6.38%   09/01/15    10,792,466
    10,965,000   Province of Ontario (NZD) ..........................    6.25%   06/16/15     7,866,933
                                                                                            -----------
                                                                                             31,139,522
                                                                                            -----------
                 CHINA - 2.7%
     1,650,000   Agile Property Holdings Ltd. (USD) .................   10.00%   11/14/16     1,695,375
     1,360,000   Agile Property Holdings Ltd. (USD) .................    8.88%   04/28/17     1,271,600
     2,290,000   CFG Investment S.A.C. (USD) ........................    9.25%   12/19/13     2,370,150
     2,510,000   Yanlord Land Group Ltd. (USD) ......................    9.50%   05/04/17     2,378,225
                                                                                            -----------
                                                                                              7,715,350
                                                                                            -----------
                 COLOMBIA - 2.5%
       930,000   EEB International Ltd. (USD) .......................    8.75%   10/31/14     1,029,975
       300,000   Republic of Colombia (USD) .........................    7.38%   09/18/37       354,000
     3,440,000   Republic of Colombia (USD) .........................    6.13%   01/18/41     3,480,248
     2,200,000   TGI International Ltd. (USD) .......................    9.50%   10/03/17     2,453,000
                                                                                            -----------
                                                                                              7,317,223
                                                                                            -----------
                 DOMINICAN REPUBLIC - 2.5%
     1,770,000   Cerveceria Nacional Dominica (USD) (d) .............   16.00%   03/27/12     1,730,706
     3,230,000   Dominican Republic (USD) ...........................    7.50%   05/06/21     3,343,050
     2,066,000   Dominican Republic (USD) ...........................    8.63%   04/20/27     2,257,105
                                                                                            -----------
                                                                                              7,330,861
                                                                                            -----------

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                        STATED        VALUE
   CURRENCY)     DESCRIPTION                                            COUPON   MATURITY   (US DOLLARS)
--------------   ----------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (c) - (CONTINUED)
                 EL SALVADOR - 1.2%
       700,000   Republic of El Salvador (USD) ......................    8.25%   04/10/32   $   773,500
     2,640,000   Republic of El Salvador (USD) ......................    7.65%   06/15/35     2,811,600
                                                                                            -----------
                                                                                              3,585,100
                                                                                            -----------
                 HUNGARY - 3.5%
   771,070,000   Hungary Government Bond (HUF) ......................    6.00%   10/24/12     3,249,584
   328,000,000   Hungary Government Bond (HUF) ......................    5.50%   02/12/16     1,278,879
 1,459,700,000   Hungary Government Bond (HUF) ......................    6.50%   06/24/19     5,767,859
                                                                                            -----------
                                                                                             10,296,322
                                                                                            -----------
                 INDONESIA - 7.1%
     1,950,000   Berau Capital Resources (USD) ......................   12.50%   07/08/15     1,950,000
     1,210,000   Indo Integrated Energy II B.V. (USD) ...............    9.75%   11/05/16     1,265,599
42,200,000,000   Indonesian Government Bond (IDR) ...................   10.75%   05/15/16     5,300,245
 7,170,000,000   Indonesian Recapitalization Bond (IDR) .............   13.40%   02/15/11       827,267
14,200,000,000   Indonesian Recapitalization Bond (IDR) .............   13.45%   08/15/11     1,690,649
     2,120,000   Majapahit Holding B.V. (USD) .......................    7.75%   10/17/16     2,353,673
     2,800,000   Majapahit Holding B.V. (USD) .......................    7.25%   06/28/17     3,001,807
     2,090,000   MGTI Finance Company, Ltd. (USD) ...................    8.38%   09/15/10     2,106,406
     2,200,000   Star Energy Geothermal
                    (Wayang Windu) Ltd. (USD) .......................   11.50%   02/12/15     2,288,000
                                                                                            -----------
                                                                                             20,783,646
                                                                                            -----------
                 KAZAKHSTAN - 2.7%
     1,300,000   Halyk Savings Bank of Kazakhstan (USD) .............    9.25%   10/16/13     1,359,020
     1,220,000   KazakhGold Group Ltd. (USD) ........................    9.38%   11/06/13     1,256,051
     2,570,000   KazMunaiGaz Finance Sub B.V. (USD) .................    7.00%   05/05/20     2,592,616
     2,000,000   Turanalem Finance B.V. (USD) (e) ...................    8.00%   03/24/14       925,000
     3,800,000   Turanalem Finance B.V. (USD) (e) ...................    8.25%   01/22/37     1,824,000
                                                                                            -----------
                                                                                              7,956,687
                                                                                            -----------
                 LITHUANIA - 1.6%
     2,390,000   Republic of Lithuania (USD) ........................    6.75%   01/15/15     2,512,487
     1,980,000   Republic of Lithuania (USD) ........................    7.38%   02/11/20     2,083,950
                                                                                            -----------
                                                                                              4,596,437
                                                                                            -----------
                 MALAYSIA - 1.0%
     2,400,000   Petronas Capital Ltd. (USD) ........................    7.88%   05/22/22     2,995,762
                                                                                            -----------
                 MEXICO - 10.0%
     2,710,000   Axtel S.A.B. de C.V. (USD) .........................    9.00%   09/22/19     2,425,450
     2,510,000   BBVA Bancomer S.A./ Texas (USD) ....................    7.25%   04/22/20     2,482,603
     2,320,000   Corp. Geo S.A. de C.V. (USD) .......................    8.88%   09/25/14     2,424,400
     1,150,000   Corp. Geo S.A. de C.V. (USD) .......................    9.25%   06/30/20     1,152,185
     1,800,000   Corporativo Javer S.A. de C.V. (USD) ...............   13.00%   08/04/14     1,998,000
     2,400,000   Desarrolladora Homex S.A. (USD) ....................    9.50%   12/11/19     2,472,000
     1,600,000   Grupo Posadas S.A.B. de C.V. (USD) .................    9.25%   01/15/15     1,624,000
    44,400,000   Mexican Bonos Desarr Fixed Rate Bond (MXN) .........    8.00%   06/11/20     3,723,845

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

   PRINCIPAL
    VALUE
    (LOCAL                                                                        STATED       VALUE
   CURRENCY)     DESCRIPTION                                            COUPON   MATURITY   (US DOLLARS)
--------------   ----------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (c) - (CONTINUED)
                 MEXICO - (CONTINUED)
    52,750,000   Mexican Bonos Desarr Fixed Rate Bond (MXN) .........   10.00%   11/20/36   $ 5,175,867
    25,910,000   Mexico Cetes (MXN) .................................        (f) 09/09/10     1,985,364
       990,000   Pemex Project Funding Master Trust (USD) ...........    5.75%   03/01/18     1,042,895
     1,420,000   Pemex Project Funding Master Trust (USD) ...........    6.63%   06/15/35     1,467,651
     1,060,000   Pemex Project Funding Master Trust (USD) ...........    6.63%   06/15/38     1,086,779
                                                                                            -----------
                                                                                             29,061,039
                                                                                            -----------
                 MULTINATIONAL - 10.2%
    17,600,000   Asian Development Bank (AUD) .......................    5.50%   02/15/16    14,681,751
    18,800,000   European Investment Bank (NZD) .....................    6.50%   09/10/14    13,612,812
     1,500,000   Nordic Investment Bank (AUD) .......................    5.38%   01/18/11     1,264,729
                                                                                            -----------
                                                                                             29,559,292
                                                                                            -----------
                 NIGERIA - 0.8%
     2,350,000   GTB Finance B.V. (USD) .............................    8.50%   01/29/12     2,399,585
                                                                                            -----------
                 NORWAY - 2.4%
    10,000,000   Kommunalbanken AS (NZD) ............................    8.00%   10/19/10     6,945,125
                                                                                            -----------
                 PAKISTAN - 0.5%
       850,000   Islamic Republic of Pakistan (USD) .................    6.88%   06/01/17       772,480
       990,000   Islamic Republic of Pakistan (USD) .................    7.88%   03/31/36       761,636
                                                                                            -----------
                                                                                              1,534,116
                                                                                            -----------
                 PERU - 1.2%
     8,500,000   Peru Bono Soberano (PEN) ...........................    8.20%   08/12/26     3,446,930
                                                                                            -----------
                 PHILIPPINES - 3.4%
     3,140,000   Republic of Philippines (USD) ......................   10.63%   03/16/25     4,551,477
     1,550,000   Republic of Philippines (USD) ......................    7.75%   01/14/31     1,803,890
     1,770,000   Republic of Philippines (USD) ......................    6.38%   10/23/34     1,790,959
     1,550,000   SM Investments Corp. (USD) .........................    6.00%   09/22/14     1,606,983
                                                                                            -----------
                                                                                              9,753,309
                                                                                            -----------
                 QATAR - 1.0%
     2,630,000   State of Qatar (USD) ...............................    6.40%   01/20/40     2,807,525
                                                                                            -----------
                 RUSSIA - 7.8%
     2,328,000   Evraz Group S.A. (USD) .............................    8.25%   11/10/15     2,319,270
     2,160,000   Gaz Capital S.A. (USD) .............................    9.25%   04/23/19     2,494,800
     2,400,000   LUKOIL International Finance B.V. (USD) ............    7.25%   11/05/19     2,478,000
    57,094,786   Red Arrow International Leasing PLC (RUB) . ........    8.38%   06/30/12     1,882,953
   145,000,000   RSHB Capital S.A. (RUB) ............................    7.50%   03/25/13     4,609,284
     1,306,400   Russia Government International Bond (USD) . .......    7.50%   03/31/30     1,475,971
     2,500,000   Russian Railways (USD) .............................    5.74%   04/03/17     2,468,750
     2,370,000   TNK-BP Finance S.A. (USD) ..........................    7.50%   07/18/16     2,473,688
     2,300,000   VIP Finance Ireland Ltd. for OJSC
                    Vimpel Communications (USD) .....................   9.13%   04/30/18      2,501,250
                                                                                            -----------
                                                                                             22,703,966
                                                                                            -----------

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                       STATED       VALUE
   CURRENCY)     DESCRIPTION                                            COUPON   MATURITY   (US DOLLARS)
--------------   ----------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (c) - (CONTINUED)
                 SOUTH AFRICA - 1.7%
    33,600,000   Republic of South Africa (ZAR) .....................   10.50%   12/21/26   $  4,916,194
                                                                                            ------------
                 TURKEY - 2.5%
     5,000,000   Turkey Government Bond (TRY) (f) ...................      (f)   11/03/10      3,079,389
     5,845,000   Turkey Government Bond (TRY) .......................   16.00%   03/07/12      4,106,838
                                                                                            ------------
                                                                                               7,186,227
                                                                                            ------------
                 UKRAINE - 2.7%
     1,350,000   Biz Finance PLC For UKreximbank (USD) ..............    8.38%   04/27/15      1,326,375
     6,043,000   EX-IM Bank of Ukraine (USD) ........................    7.65%   09/07/11      6,012,785
       400,000   Ukraine Government Bond (USD) ......................    6.39%   06/26/12        400,000
                                                                                            ------------
                                                                                               7,739,160
                                                                                            ------------
                 UNITED ARAB EMIRATES - 1.4%
     1,420,000   Atlantic Finance Ltd. (USD) ........................    9.75%   05/27/14      1,500,230
     2,400,000   Dubai Electricity & Water Authority (USD) ..........    8.50%   04/22/15      2,447,477
                                                                                            ------------
                                                                                               3,947,707
                                                                                            ------------
                 UNITED KINGDOM - 9.3%
     8,000,000   United Kingdom Treasury (GBP) ......................    6.25%   11/25/10     12,231,535
     1,200,000   United Kingdom Treasury (GBP) ......................    8.00%   12/07/15      2,316,855
     4,600,000   United Kingdom Treasury (GBP) ......................    6.00%   12/07/28      8,643,655
     2,520,000   United Kingdom Treasury (GBP) ......................    4.25%   12/07/49      3,866,002
                                                                                            ------------
                                                                                              27,058,047
                                                                                            ------------
                 URUGUAY - 3.6%
     4,130,000   Republic of Uruguay (USD) ..........................    7.88%   01/15/33      4,914,700
       330,000   Republic Orient Uruguay (USD) ......................    7.63%   03/21/36        384,450
    73,930,000   Republic Orient Uruguay,
                    Inflation Adjusted Bond (UYU) (g) ...............    5.00%   09/14/18      5,036,635
                                                                                            ------------
                                                                                              10,335,785
                                                                                            ------------
                 VENEZUELA - 5.0%
     5,730,000   Bolivarian Republic of Venezuela (USD) .............    7.75%   10/13/19      3,452,325
     6,300,000   Republic of Venezuela (USD) ........................    8.50%   10/08/14      4,866,750
     9,770,000   Republic of Venezuela (USD) ........................    5.75%   02/26/16      6,155,100
                                                                                            ------------
                                                                                              14,474,175
                                                                                            ------------
                 TOTAL INVESTMENTS - 119.4% .........................                        347,215,749
                 (Cost $333,404,273) (h)

                 OUTSTANDING LOANS - (30.1)%                                                 (87,525,386)
                 NET OTHER ASSETS AND LIABILITIES - 10.7% ...........                         31,094,008
                                                                                            ------------
                 NET ASSETS - 100.0% ................................                       $290,784,371
                                                                                            ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) All of these securities are available to serve as collateral for the outstanding loans.

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

(c) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the investment sub-advisor.

(d) Variable rate security. The interest rate shown reflects the rate in effect at June 30, 2010.

(e) The issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.

(f)  Zero coupon bond.

(g)  Credit linked to the KSC State Export-Import Bank of Ukrane.

(h) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(i) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $18,384,383 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,572,907.

Currency Abbreviations:

ARS   Argentine Peso
AUD   Australian Dollar
BRL   Brazilian Real
CAD   Canadian Dollar
GBP   British Pound Sterling
HUF   Hungarian Forint
IDR   Indonesian Rupiah
MXN   Mexican Peso
NZD   New Zealand Dollar
PEN   Peruvian New Sol
RUB   Russian Ruble
TRY   Turkish Lira
USD   United States Dollar
UYU   Uruguayan Peso
ZAR   South African Rand

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE

                                                                        LEVEL 2        LEVEL 3
                                             TOTAL        LEVEL 1    SIGNIFICANT    SIGNIFICANT
                                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
                                           6/30/2010      PRICES        INPUTS         INPUTS
                                         ------------   ----------   ------------   ------------
Bonds and Notes*......................   $347,215,749   $       --   $347,215,749       $--
                                         ------------   ----------   ------------       ---
Total Investments.....................    347,215,749           --    347,215,749        --
                                         ------------   ----------   ------------       ---
Other Financial Instruments:
Forward Foreign Currency Contracts**..      3,093,968    3,093,968             --        --
                                         ------------   ----------   ------------       ---
Total.................................   $350,309,717   $3,093,968   $347,215,749       $--
                                         ============   ==========   ============       ===

                                LIABILITIES TABLE

                                                                       LEVEL 2         LEVEL 3
                                             TOTAL        LEVEL 1    SIGNIFICANT    SIGNIFICANT
                                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
                                           6/30/2010      PRICES        INPUTS         INPUTS
                                         ------------   ----------   ------------   ------------
Forward Foreign Currency Contracts**..   $   (353,533)  $ (353,533)  $         --       $--
                                         ============   ==========   ============       ===

*    See the Portfolio of Investments for country breakout.

** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
JUNE 30, 2010 (UNAUDITED)

                            FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                                        CONTRACTS TO DELIVER
                            ------------------------------------------         NET           NET
                                                LOCAL                     UNREALIZED     UNREALIZED
                                              CURRENCY         IN        APPRECIATION   DEPRECIATION
SETTLEMENT                      LOCAL         VALUE IN      EXCHANGE     OF CONTRACTS   OF CONTRACTS
   DATE      COUNTERPARTY    CURRENCY (a)      U.S. $      FOR U.S. $       U.S. $          U.S. $
----------   ------------   --------------   -----------   -----------   ------------   ------------
 09/03/10        JPM        BRL 29,643,000   $16,180,015   $15,826,482    $       --    $ (353,533)
 07/23/10        MSC        CAD 11,197,000    10,516,582    11,026,736       510,154            --
 07/23/10        DUB        GBP 18,514,000    27,661,267    28,333,233       671,966            --
 07/23/10        JPM        HUF478,549,000     2,044,568     2,194,049       149,481            --
 07/23/10        RBS        HUF463,995,000     1,982,387     2,331,747       349,360            --
 07/23/10        JPM        MXN 32,370,000     2,496,969     2,607,324       110,355            --
 07/23/10        FBC        NZD 68,463,000    46,881,607    48,184,259     1,302,652            --
                                                                          ----------    ----------
                                                                          $3,093,968    $ (353,533)
                                                                          ----------    ----------
Unrealized Appreciation (Depreciation)................................    $3,093,968    $ (353,533)
                                                                          ==========    ==========
Net Unrealized Appreciation (Depreciation)............................                  $2,740,435
                                                                                        ==========

(a)  Please see page 10 for currency descriptions.

Counterparty Abbreviations:

DUB   Deutsche Bank
FBC   First Boston Corp.
JPM   JPMorgan Chase
MSC   Morgan Stanley
RBS   Royal Bank of Scotland

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2010 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $333,404,273) .............................................................................   $ 347,215,749
Cash ...............................................................................................       6,398,690
Foreign currency (Cost $6,472,335) .................................................................       6,343,614
Unrealized appreciation on forward foreign currency contracts ......................................       3,093,968
Prepaid expenses ...................................................................................          43,339
Receivables:
   Investment securities sold ......................................................................      10,655,162
   Interest ........................................................................................       7,391,276
                                                                                                       -------------
      Total Assets .................................................................................     381,141,798
                                                                                                       -------------
LIABILITIES:
Outstanding loans ..................................................................................      87,525,386
Unrealized depreciation on forward foreign currency contracts ......................................         353,533
Payables:
   Investment securities purchased .................................................................       1,950,000
   Investment advisory fees ........................................................................         308,758
   Interest and fees on loans ......................................................................          90,480
   Legal fees ......................................................................................          32,903
   Audit and tax fees ..............................................................................          30,957
   Administrative fees .............................................................................          26,445
   Custodian fees ..................................................................................          22,797
   Printing fees ...................................................................................           8,117
   Transfer agent fees .............................................................................           3,908
Other liabilities ..................................................................................           4,143
                                                                                                       -------------
      Total Liabilities ............................................................................      90,357,427
                                                                                                       -------------
NET ASSETS .........................................................................................   $ 290,784,371
                                                                                                       =============
NET ASSETS CONSISTS OF:

Paid-in capital ....................................................................................   $ 305,663,465
Par value ..........................................................................................         173,652
Accumulated net investment income (loss) ...........................................................     (15,478,233)
Accumulated net realized gain (loss) on investments, forward foreign currency contracts and
   foreign currency transactions ...................................................................     (18,142,706)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and
   foreign currency translation ....................................................................      18,568,193
                                                                                                       -------------
NET ASSETS .........................................................................................   $ 290,784,371
                                                                                                       =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ...............................   $       16.75
                                                                                                       =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) ........      17,365,236
                                                                                                       =============

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $70,586) .............   $ 14,432,610
                                                                     ------------
   Total investment income .......................................     14,432,610
                                                                     ------------
EXPENSES:
Investment advisory fees .........................................      1,885,988
Interest and fees on loans .......................................        700,103
Administrative fees ..............................................        161,285
Custodian fees ...................................................         96,426
Legal fees .......................................................         85,110
Printing fees ....................................................         57,401
Audit and tax fees ...............................................         25,757
Trustees' fees and expenses ......................................         19,520
Transfer agent fees ..............................................         18,652
Other ............................................................         56,231
                                                                     ------------
      Total expenses .............................................      3,106,473
                                                                     ------------
NET INVESTMENT INCOME ............................................     11,326,137
                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ...................................................     13,232,588
   Forward foreign currency contracts ............................      3,455,981
   Foreign currency transactions .................................     (3,454,810)
                                                                     ------------
Net realized gain (loss) .........................................     13,233,759
                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments ...................................................    (11,467,984)
   Forward foreign currency contracts ............................      1,697,769
   Foreign currency translation ..................................      1,578,193
                                                                     ------------
Net change in unrealized appreciation (depreciation) .............     (8,192,022)
                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ..........................      5,041,737
                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..   $ 16,367,874
                                                                     ============

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                   ENDED          YEAR
                                                                                 6/30/2010        ENDED
                                                                                (UNAUDITED)    12/31/2009
                                                                               ------------   ------------
OPERATIONS:
Net investment income (loss) ...............................................   $ 11,326,137   $ 25,417,705
Net realized gain (loss) ...................................................     13,233,759    (22,871,032)
Net change in unrealized appreciation (depreciation) .......................     (8,192,022)    92,218,536
                                                                               ------------   ------------
Net increase (decrease) in net assets resulting from operations ............     16,367,874     94,765,209
                                                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ......................................................    (13,544,884)   (11,723,220)
Return of capital ..........................................................             --    (15,366,548)
                                                                               ------------   ------------
Total distributions to shareholders ........................................    (13,544,884)   (27,089,768)
                                                                               ------------   ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested .....................................             --             --
                                                                               ------------   ------------
Net increase (decrease) in net assets resulting from capital transactions ..             --             --
                                                                               ------------   ------------
Total increase (decrease) in net assets ....................................      2,822,990     67,675,441
NET ASSETS:
Beginning of period ........................................................    287,961,381    220,285,940
                                                                               ------------   ------------
End of period ..............................................................   $290,784,371   $287,961,381
                                                                               ============   ============
Accumulated net investment income (loss) at end of period ..................   $(15,478,233)  $(13,259,486)
                                                                               ============   ============
CAPITAL SHARE TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period .......................................     17,365,236     17,365,236
Common Shares issued as reinvestment under the Dividend Reinvestment Plan ..             --             --
                                                                               ------------   ------------
Common Shares at end of period .............................................     17,365,236     17,365,236
                                                                               ============   ============

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ...........   $  16,367,874
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments ...............................................    (163,869,293)
   Sales and maturities of investments ....................................     176,581,645
   Net amortization/accretion of premium/discount on investments ..........      (1,411,601)
   Net realized gain/loss on investments ..................................     (13,232,588)
   Net change in unrealized appreciation/depreciation on investments ......      11,467,984
   Increase in net unrealized appreciation/depreciation on forward
      foreign currency contracts ..........................................      (1,697,769)
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in interest receivable ........................................         832,254
   Decrease in prepaid expenses ...........................................          22,015
   Decrease in interest and fees on loans payable .........................         (22,370)
   Decrease in investment advisory fees payable ...........................         (11,679)
   Decrease in audit fees and tax fees payable ............................         (21,043)
   Decrease in legal fees payable .........................................         (30,810)
   Decrease in printing fees payable ......................................         (23,338)
   Increase in transfer agent fees payable ................................             913
   Decrease in administrative fees payable ................................            (985)
   Decrease in custodian fees payable .....................................         (13,142)
   Increase in other liabilities ..........................................           2,246
                                                                              -------------
CASH PROVIDED BY OPERATING ACTIVITIES .....................................                   $ 24,940,313
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from net investment income ........     (13,544,884)
   Unrealized appreciation/depreciation on Euro Loan ......................      (1,985,803)
                                                                              -------------
CASH USED BY FINANCING ACTIVITIES .........................................                    (15,530,687)
                                                                                              ------------
Increase in cash and foreign currency (a) .................................                      9,409,626
Cash and foreign currency at beginning of period ..........................                      3,332,678
                                                                                              ------------
Cash and foreign currency at end of period ................................                   $ 12,742,304
                                                                                              ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees .........................                   $    722,473
                                                                                              ============

----------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $129,110.

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      SIX MONTHS
                                                        ENDED         YEAR         YEAR         YEAR         YEAR         YEAR
                                                      6/30/2010       ENDED        ENDED        ENDED        ENDED        ENDED
                                                     (UNAUDITED)   12/31/2009   12/31/2008   12/31/2007   12/31/2006   12/31/2005
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period .............   $  16.58       $  12.69    $  18.54     $  19.07      $  19.24    $  19.34
                                                     --------       --------    --------     --------      --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .....................       0.65           1.47        1.46         1.34          1.38        1.34
Net realized and unrealized gain (loss) ..........       0.30           3.98       (5.75)       (0.17)         0.48       (0.14)
                                                     --------       --------    --------     --------      --------    --------
Total from investment operations .................       0.95           5.45       (4.29)        1.17          1.86        1.20
                                                     --------       --------    --------     --------      --------    --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ............................      (0.78)         (0.68)      (1.56)       (0.79)        (1.31)      (1.25)
Net realized gain ................................         --             --          --        (0.55)        (0.47)      (0.05)
Return of capital ................................         --          (0.88)         --        (0.36)        (0.25)         --
                                                     --------       --------    --------     --------      --------    --------
Total distributions ..............................      (0.78)         (1.56)      (1.56)       (1.70)        (2.03)      (1.30)
                                                     --------       --------    --------     --------      --------    --------
Common Shares offering costs charged to
   paid-in capital ...............................         --             --          --           --            --       (0.00)(a)
                                                     --------       --------    --------     --------      --------    --------
Net asset value, end of period ...................   $  16.75       $  16.58    $  12.69     $  18.54      $  19.07    $  19.24
                                                     ========       ========    ========     ========      ========    ========
Market value, end of period ......................   $  16.05       $  16.03    $  10.40     $  16.54      $  19.15    $  16.80
                                                     ========       ========    ========     ========      ========    ========
TOTAL RETURN BASED ON NET ASSET VALUE (b) ........       5.99%         47.48%     (23.14)%       6.92%        10.72%       6.94%
                                                     ========       ========    ========     ========      ========    ========
TOTAL RETURN BASED ON MARKET VALUE (b) ...........       5.11%         73.98%     (29.39)%      (5.01)%       27.33%      (7.15)%
                                                     ========       ========    ========     ========      ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ...............   $290,784       $287,961    $220,286     $322,016      $331,138    $334,096
Ratio of total expenses to average net assets ....       2.15%(c)       2.57%       3.55%        4.45%         4.04%       3.37%
Ratio of total expenses to average net assets
   excluding interest expense and fees on loans ..       1.66%(c)       1.77%       1.83%        1.82%         1.79%       1.80%
Ratio of net investment income to average
   net assets ....................................       7.83%(c)       9.90%       8.72%        7.10%         7.19%       7.03%
Portfolio turnover rate ..........................         46%            72%         66%          97%           99%         75%
INDEBTEDNESS:
Loans outstanding (in 000's) .....................   $ 87,525       $ 89,511    $ 89,101     $144,624      $152,482    $145,724
Asset coverage per $1,000 of indebtedness(d) .....   $  4,322       $  4,217    $  3,472     $  3,227      $  3,172    $  3,293

----------
(a)  Amount represents less than $0.01 per share.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(c)  Annualized.

(d) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loans outstanding), and dividing by the outstanding loan balance in 000's.

                       See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2010 (UNAUDITED)

                               1. FUND DESCRIPTION

First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 7, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAM on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. "Managed Assets" means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings, minus accrued liabilities). There can be no assurance that the Fund's investment objectives will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In addition, structured products, including currency linked notes and credit linked notes, as well as interest rate swaps and credit default swaps, are valued using a pricing service or quotes provided by the selling dealer or financial institution. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fixed-income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Short-term investments that mature in less than 60 days are valued at amortized cost.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     - Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     - Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

          -    Quoted prices for similar securities in active markets.

          - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

          - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

          - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     - Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2010 (UNAUDITED)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of June 30, 2010 is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At June 30, 2010, the Fund had no when-issued or delayed-delivery purchase commitments.

C. CREDIT LINKED NOTES:

The Fund may invest in credit linked notes. Credit linked notes are securities that are collateralized by one or more designated securities that are referred to as "reference securities". Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested, and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

D. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Statement of Assets and Liabilities and the Schedule of Forward Foreign Currency Contracts. Realized and unrealized gains and loss are included on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses up to the entire contract amount, which would exceed the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the six months ended June 30, 2010, the open and close values of forward foreign currency contracts were $21,197,725 and $3,455,981, respectively.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2010 (UNAUDITED)

Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The character of distributions for tax reporting purposes will depend on the Fund's investment experience during the remainder of its fiscal year; however, based on information for the fiscal year through June 30, 2010, it is likely that the Fund's distributions will include a return of capital component for the fiscal year ending on December 31, 2010.

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Distributions paid from:
Ordinary Income ................................................   $11,723,220
Return of Capital ..............................................    15,366,548

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income ..................................   $         --
Net Unrealized Appreciation (Depreciation) .....................     11,089,337
Accumulated Capital and Other Losses ...........................    (28,965,073)

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2009, the Fund had a capital loss carryforward for federal income tax purposes of $28,738,751, with $14,087,878 and $14,650,873 expiring on December 31, 2016 and
2017, respectively.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2009, the Fund intends to elect to defer net realized capital losses of $226,322 incurred between November 1, 2009 and December 31, 2009.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2006, 2007, 2008 and 2009 remain open to federal and state audit. As of June 30, 2010, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. EXPENSES:

The Fund pays all expenses directly related to its operations.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2010 (UNAUDITED)

I. NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Aberdeen Asset Management Inc. (the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., formerly an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc. ("PNC"), serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of PNC, serves as the Fund's Custodian in accordance with certain fee arrangements.

On July 1, 2010, PNC sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (US) Inc. PFPC Trust Company will not change its name until a later date to be announced.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2011, before rotating to serve as a chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the six months ended June 30, 2010, were $165,819,293 and $187,236,807, respectively.

                                  5. BORROWINGS

The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $100,000,000. As of June 30, 2010, the Fund had three loans outstanding under the revolving credit facility totaling $87,525,386. The three loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $46,000,000, $30,000,000 and $11,525,386 (the U.S. Dollar equivalent of a (euro)9,425,000 loan). For the six months ended June 30, 2010, the average amount outstanding was $88,524,782. The high and low annual interest rates during the six months ended June 30, 2010 were 2.08% and 1.48%, respectively, and the weighted average interest rate was 1.54%. The weighted average interest rate at June 30, 2010 was 1.61%.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2010 (UNAUDITED)

The revolving credit facility was originally scheduled to expire on January 6, 2010 but was extended through January 5, 2011. The Fund pays a commitment fee of 0.30% on any day that the loan balances exceed 50% of the total commitment and 0.50% at all other times which is included in "Interest and fees on loans" on the Statement of Operations. Prior to January 6, 2010, the Fund paid a commitment fee of 0.35% per year, an administration fee of $50,000 and an upfront fee of $100,000.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares, at any point in time, may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 60% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high yield" or "junk" bonds, are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: The Fund may invest in fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2010 (UNAUDITED)

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

CREDIT LINKED NOTES RISK: The Fund may invest up to 35% of its Managed Assets in credit linked notes. Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The Fund also bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

NON-U.S. GOVERNMENT SECURITIES RISK: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers.

Investments in debt instruments of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2010 (UNAUDITED)

currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that besides those subsequent events already disclosed there were the following subsequent events:

On June 21, 2010, the Fund declared a dividend of $0.13 per share to Common Shareholders of record on July 6, 2010, payable July 15, 2010.

On July 20, 2010, the Fund declared a dividend of $0.13 per share to Common Shareholders of record on August 4, 2010, payable August 16, 2010.

On August 20, 2010, the Fund declared a dividend of $0.13 per share to Common Shareholders of record on September 3, 2010, payable September 15, 2010.

On August 24, 2010, members of the Robert Donald Van Kampen family entered into a Stock Purchase Agreement to sell 100% of the common stock of The Charger Corporation to James A. Bowen, the President of First Trust. The transaction is expected to be completed by September 21, 2010 and is subject to normal closing conditions. The consummation of the transaction will be deemed to be "an assignment" (as defined in the 1940 Act) of the Investment Management Agreement between the Fund and First Trust, and will result in the automatic termination of the agreement. Prior to consummation of the transaction, it is anticipated that the Board of Trustees of the Fund will consider an interim investment management agreement and a new ongoing investment management agreement with First Trust, which will contain terms substantially identical to the existing Investment Management Agreement. If approved by the Board of Trustees of the Fund, the new ongoing investment management agreement will be presented for shareholder approval.

ADDITIONAL INFORMATION

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2010 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2010 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 14, 2010. At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust/Aberdeen Global Opportunity Income Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2013. The number of votes cast in favor of Mr. Bowen was 14,823,647, the number of votes against was 296,565 and the number of abstentions was 2,245,024. The number of votes cast in favor of Mr. Nielson was 14,807,221, the number of votes against was 312,991 and the number of abstentions was 2,245,024. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

            BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT
                     MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Aberdeen Asset Management Inc. (the "Sub-Advisor"), at a meeting held on March 21-22, 2010. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board also noted the enhancements made by the Advisor to the compliance program in 2009. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In light of the information presented and the considerations made, the Board

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2010 (UNAUDITED)

concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, and noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than to another closed-end fund to which an identical advisory fee rate was charged. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not manage any other closed-end funds directly comparable to the Fund, but that the sub-advisory fee is generally lower than the fees the Sub-Advisor charges to the other North American closed-end fixed income and equity funds that it manages. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the peer funds may use different types of leverage which have different costs associated with them; (ii) most peer funds do not employ an advisor/sub-advisor management structure; (iii) the peer funds may not have the same fiscal year as the Fund, which may cause the expense data used by Lipper to be measured over different time periods; and (iv) many of the peer funds are larger than the Fund. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreements.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis, and had been enhanced to assess portfolio risk as well. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a blended benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value. The Board considered an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the combined peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. Based on the information provided and the Board's ongoing review of the Fund's performance, the Board concluded that the Fund's performance was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee reflects an appropriate level of sharing of any economies of scale at current asset levels. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to the Fund for the twelve months ended December 31, 2009, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall out benefits received by the Advisor or its affiliates would appear to be limited.

The Board considered the Sub-Advisor's representation that because it manages the Fund in a similar fashion to other accounts it is able to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies and that while it expects operating costs in general to continue to rise, it continues to expect to experience the benefits of economies of scale. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in this profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not receive any material fall out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)  Not applicable.

(b) There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   First Trust/Aberdeen Global Opportunity Income Fund


By (Signature and Title)* /s/ James A. Bowen
                          ----------------------------------------
                          James A. Bowen, Chairman of the Board,
                          President and Chief Executive Officer
                          (principal executive officer)

Date August 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ----------------------------------------
                          James A. Bowen, Chairman of the Board,
                          President and Chief Executive Officer
                          (principal executive officer)

Date August 19, 2010


By (Signature and Title)* /s/ Mark R. Bradley
                          ----------------------------------------
                          Mark R. Bradley, Treasurer,
                          Chief Financial Officer
                          and Chief Accounting Officer
                          (principal financial officer)

Date August 19, 2010

* Print the name and title of each signing officer under his or her signature.